[Tommy Hilfiger Logo]



CONTACT:       INVESTOR RELATIONS:                    PUBLIC RELATIONS:
               Valerie Martinez                       Kekst & Company:
               (212) 549-6780                         Ruth Pachman/Wendi Kopsick
                                                      (212) 521-4891/4867


                                                   FOR IMMEDIATE RELEASE


                TOMMY HILFIGER CORPORATION FILES QUARTERLY REPORT
                -------------------------------------------------
                 ON FORM 10-Q FOR SECOND QUARTER OF FISCAL 2006
                 ----------------------------------------------

HONG KONG, December 23, 2005 - Tommy Hilfiger Corporation (NYSE:TOM) today announced that it has filed its quarterly report on Form 10-Q for the second quarter of its fiscal year ending March 31, 2006 with the Securities and Exchange Commission ("SEC"). The full report on Form 10-Q is available on www.tommy.com. Select financial information for the second quarter ended September 30, 2005 is also contained in the attached tables.

With the filing of its Form 10-Q for the second quarter of fiscal 2006, the Company is now current with its SEC reporting requirements.

Tommy Hilfiger Corporation, through its subsidiaries, designs, sources and markets men's and women's sportswear, jeanswear and childrenswear. The Company's brands include Tommy Hilfiger and Karl Lagerfeld. Through a range of strategic licensing agreements, the Company also offers a broad array of related apparel, accessories, footwear, fragrance, and home furnishings. The Company's products can be found in leading department and specialty stores throughout the United States, Canada, Europe, Mexico, Central and South America, Japan, Hong Kong, Australia and other countries in the Far East, as well as the Company's own network of outlet and specialty stores in the United States, Canada and Europe.



                           Tommy Hilfiger Corporation
                        9/F., Novel Industrial Building,
                            850-870 Lai Chi Kok Road,
                                 Cheung Sha Wan,
                               Kowloon, Hong Kong.
                          Tel: 2216 0668 Fax: 2371 2928

                           TOMMY HILFIGER CORPORATION
                         SELECTED FINANCIAL INFORMATION
                          STATEMENT OF OPERATIONS DATA
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                 Three Month Ended September 30,
                                                     2005           2004
                                                  ----------     -----------
NET REVENUE                                       $    501.8     $     534.2
COST OF GOODS SOLD                                     236.8           278.9
                                                  ----------     -----------
GROSS PROFIT                                           265.0           255.3

DEPRECIATION AND AMORTIZATION                           17.4            22.5
OTHER SG&A EXPENSES                                    169.3           161.4
                                                  ----------     -----------
TOTAL SG&A EXPENSES                                    186.7           183.9

INCOME FROM OPERATIONS                                  78.3            71.4

INTEREST EXPENSE, NET                                    2.1             6.3
                                                  ----------     -----------
INCOME BEFORE TAXES                                     76.2            65.1

INCOME TAXES                                            21.3             4.9
                                                  ----------     -----------
NET INCOME                                              54.9            60.2
                                                  ==========     ===========
INCOME PER SHARE - BASIC
NET INCOME                                        $     0.60     $      0.66
                                                  ==========     ===========
WEIGHTED AVERAGE SHARES OUTSTANDING                     92.0            91.8
                                                  ==========     ===========
INCOME PER SHARE - DILUTED

NET INCOME                                        $     0.59     $      0.65
                                                  ==========     ===========

WEIGHTED AVERAGE SHARES AND SHARE EQUIVALENTS
  OUTSTANDING                                           93.3            92.5
                                                  ==========     ===========
REVENUE BY SEGMENT
      U. S. Wholesale                             $    119.3     $     189.0
      International Wholesale                          215.3           195.4
      Retail                                           145.9           129.8
      Licensing                                         19.3            20.0
      Other                                              2.0               -
                                                  ----------     -----------
      TOTAL                                       $    501.8     $     534.2
                                                  ==========     ===========

                           TOMMY HILFIGER CORPORATION
                         SELECTED FINANCIAL INFORMATION
                          STATEMENT OF OPERATIONS DATA
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                 Six Months Ended September 30,
                                                     2005           2004
                                                  ----------      ---------
NET REVENUE                                        $   821.7      $   863.0
COST OF GOODS SOLD                                     396.3          462.3
                                                   ---------      ---------
GROSS PROFIT                                           425.4          400.7

DEPRECIATION AND AMORTIZATION                           34.9           39.7
OTHER SG&A EXPENSES                                    313.4          293.2
                                                   ---------      ---------
TOTAL SG&A EXPENSES                                    348.3          332.9

INCOME FROM OPERATIONS                                  77.1           67.8

INTEREST EXPENSE, NET                                    4.6           12.4
                                                   ---------      ---------
INCOME BEFORE TAXES                                     72.5           55.5

INCOME TAXES                                            20.3            3.9
                                                   ---------      ---------
NET INCOME                                              52.2           51.5
                                                   ---------      ---------
INCOME PER SHARE - BASIC

NET INCOME                                         $    0.57      $    0.56
                                                   =========      =========
WEIGHTED AVERAGE SHARES OUTSTANDING                     91.9           91.5
                                                   =========      =========
INCOME PER SHARE - DILUTED

NET INCOME                                         $    0.56      $    0.56
                                                   =========      =========
WEIGHTED AVERAGE SHARES AND
  SHARE EQUIVALENTS OUTSTANDING                         92.8           92.4
                                                   =========      =========
REVENUE BY SEGMENT
      U.S. Wholesale                               $   235.1      $   352.4
      International Wholesale                          279.6          242.6
      Retail                                           267.6          233.1
      Licensing                                         36.7           34.9
      Other                                              2.7              -
                                                   ---------      ---------
      TOTAL                                        $   821.7      $   863.0
                                                   =========      =========

                           TOMMY HILFIGER CORPORATION
                         SELECTED FINANCIAL INFORMATION
                               BALANCE SHEET DATA
                                  (IN MILLIONS)


                                            September   September      March
                                            30, 2005    30, 2004     31, 2005
                                            ---------   ---------   ----------
CASH AND CASH EQUIVALENTS                   $  348.3    $  364.0    $  481.0

SHORT-TERM INVESTMENTS                          34.5        64.9        40.7

RESTRICTED CASH                                150.0           -           -

ACCOUNTS RECEIVABLE                            158.1       179.7       153.9

INVENTORIES                                    245.3       256.2       203.3

WORKING CAPITAL                                735.4       706.3       661.0

PROPERTY AND EQUIPMENT, NET                    210.1       232.9       250.1

INTANGIBLE AND OTHER ASSETS                    941.4       899.1       943.9

TOTAL ASSETS                                 2,181.6     2,085.3     2,158.1

SHORT-TERM BORROWINGS                            3.0           -           -

CURRENT PORTION OF LONG-TERM DEBT                0.3         0.5         0.4

OTHER CURRENT LIABILITIES                      291.4       246.4       302.7

LONG TERM DEBT                                 344.0       344.1       344.0

DEFERRED TAX AND OTHER LIABILITIES             192.4       224.5       186.7

TOTAL LIABILITIES                              831.1       815.6       833.8

SHAREHOLDERS' EQUITY                         1,350.5     1,269.8     1,324.3